UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant To Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2009

United Therapeutics Corporation

(Exact Name of Registrant as Specified in the Charter)

Delaware	000-26301	52-1984749
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1110 Spring Street
Silver Spring, MD		20910
(Address of principal executive offices)		(Zip Code)

(301) 608-9292

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Explanatory Note Regarding This Amendment:

This Amendment No. 1 to the Form 8-K originally filed by United Therapeutics Corporation (the “Company”) with the Securities and Exchange Commission on March 6, 2009 (the “Form 8-K”), is being filed in order to correct errors contained in the Form 8-K. No other changes have been made to the Form 8-K.

The corrections are as follows:

The Form 8-K reported that Dr. Roger Jeffs’ annual base salary remains unchanged at $675,000.  Dr. Jeffs’ annual base salary remains unchanged at $710,000.

The Form 8-K reported that Mr. Paul Mahon’s annual base salary remains unchanged at $585,000.  Mr. Mahon’s annual base salary remains unchanged at $615,000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED THERAPEUTICS CORPORATION

(Registrant)

Dated: April 29, 2009	By:	/s/ PAUL A. MAHON
	Name:	Paul A. Mahon
	Title:	General Counsel